EX-99.906CERT


                                  CERTIFICATION

           John P. Odell, Chief Executive Officer, and Steven W. Arnold, Chief Financial Officer of The Santa Barbara Group of Mutual Funds, Inc. (the "Registrant"), each certify to the best of his or her knowledge that:

           1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

           2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                          Chief Financial Officer
The Santa Barbara Group                          The Santa Barbara Group
of Mutual Funds, Inc.                            of Mutual Funds, Inc.


/s/      JOHN P. ODELL                          /s/  STEVEN W. ARNOLD
   ------------------------                     ----------------------------
         John P. Odell                               Steven W. Arnold

Date:    12/10/03                               Date:   12/10/03
     ----------------------                    -------------------------------


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to The Santa Barbara Group of Mutual Funds, Inc. and will be retained by The Santa Barbara Group of Mutual Funds, Inc. and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.